UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23694

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

(Exact name of registrant as specified in charter)

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1112

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Luis A. Avilés

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1112

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean

- - - - - - - - - - - - - - - -

Jesse C. Kean

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: (787) 781-5452

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Report of Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Tax-Free Fund VI, Inc.

2021 Annual Report

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, or financial intermediary, such as broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Puerto Rico Residents Tax Free Fund VI, Inc. (formerly known as Puerto Rico Investors Tax Free Fund VI, Inc. and hereinafter referred to as the “Fund”) is pleased to present its Letter to Shareholder for the fiscal year ended June 30, 2021.

The investment objective of the Puerto Rico Residents Tax Free Fund VI, Inc. is to achieve a high level of current income that, for Puerto Rico investors, is exempt from Federal and Puerto Rico income taxes, consistent with the preservation of capital for its shareholders.

To comply with federal law, the Puerto Rico Residents Tax Free Fund VI, Inc. is currently undergoing registration as a non-diversified, closed-end investment company under the U.S. Investment Company Act of 1940. Any available disclosure documents will be made public on the SEC’s EDGAR website.

The U.S. economy remains solid and stable, with a positive outlook for continued economic expansion. Economists expect that the massive vaccination efforts together with strong consumer demand will lead to higher spending. Federal Reserve Board officials have remained steady in their view that recent upticks in inflation should be “transitory”, or short-lived. It remains to be seen whether the inflation headwinds are indeed a temporary situation or become something more. So far, the Fed has mitigated any concerns of a sudden or significant policy shift.

With a near-zero interest rate environment and elevated valuations in nearly all asset classes, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management and UBS Asset Managers of Puerto Rico remain committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Enrique Vila del Corral, CPA

Chairman of the Board

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the fiscal year ended June 30, 2021.

One Year
Based on market price	15.34%
Based on NAV	10.26%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value (“NAV”) and market prices for the year and as of year-end.

Dividend yield-based on $10 IPO	1.80%
Dividend yield based on market at year-end	5.23%

NAV as of June 30, 2021	$5.12
Market Price as of June 30, 2021	$3.44
Premium (discount) to NAV	(32.8%	)

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 11 to the Financial Statements for a reconciliation of book and taxable income.

Figure 1 below reflects the breakdown of the investment portfolio as of June 30, 2021. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of June 30, 2021

The largest Puerto Rico municipal bond holdings are the new COFINA Bonds exchanged in February 2019. The bonds had a positive performance (income and price appreciation) during the fiscal year. Sales and Use Tax (“IVU”) collections exceeded the fiscal plan projections. The bond debt service reserve was fully funded during October 2020. The second largest municipal bond holdings are the Employee Retirement System Pension Obligation Bonds (“POB”). The POB bonds decreased in value during the year based on the expected recovery from the settlement stipulation of April 2021. As a signatory of the stipulation, on the effective date, the Fund will receive its pro-rata share of the consummation costs. The Puerto Rico Highway bond appreciated in value consistent with the proposed Commonwealth re-structuring agreement. The balance of the Puerto Rico portfolio is comprised of Mortgage Backed-Securities (“MBS”). During the year the MBS paid down as they approached maturity and decreased in value consistent with the increase in yield of the 10-year Treasury Note.

The U.S. portfolio is composed of US Agency Bonds, mostly Federal Home Loan Bank. Since the beginning of the pandemic, the holdings of US Agencies bonds have decreased from previous years from calls on the portfolio due to the low interest rate environment. Even though rates have increased from last year’s lows, they are still below historical levels. The balance of the U.S. portfolio is comprised of Illinois General Obligation bonds. During June 2021, Moody’s Investor Services upgraded the general obligation rating of the state.

The NAV of the fund increased $0.20 during the year, from $4.92 to $5.12. The majority of the increase was the valuation of the Fund’s portfolio which increased $0.19. As discussed above, there was appreciation in the COFINA, Highway and Illinois General Obligation bonds and a decrease in the valuation of the POB, MBS and U.S. Agency bonds. Cumulative investment income, net of dividends paid during the year increased $0.01. The Fund continued to trade at a discount to its NAV during the entire fiscal year.

The Fed maintained short term rates at 0.00%-0.25% during the entire fiscal year. Long term interest rates, on the other hand, increased gradually as the market reacted to the continuing positive economic news. The yield of the 10-year note increased from 1.18% to 1.45%, while the yield of the 2-year note increased from 0.18% to 0.25%. Thus, the yield curve steepened 0.20% during the year. The gradual increase in the yield of the 10-year was responsible for the decrease in the valuation of the U.S. Agency portfolio.

FUND HOLDINGS SUMMARY

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)

Sales and Use Tax (PR)	53.7%
General Obligation (IL)	5.7%
Mortgage-Backed Securities	0.4%
U.S. Agencies	37.2%
Pension Obligation (PR)	2.5%
Transportation (PR)	0.5%
Total	100%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	56.7%
U.S.	43.3%

Total	100%

The following table shows the ratings of the Fund’s security portfolio as of June 30, 2021. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

(% of Total Portfolio)

Rating	Percent
AAA	37.5%
BBB	5.7%
Below BBB	3.0%
Not Rated	53.7% (COFINA)
Total	100%

The Not-Rated category is comprised of the New COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2021, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the Investment Company Act, except to the extent permitted under the Investment Company Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations (“TSO”) in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate variable and based of short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of June 30, 2021, the Fund had the following leverage outstanding:

Repurchase Agreements	$18,134,000
Leverage Ratio	15.5%

Refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

FUND REPURCHASE PROGRAM

REPURCHASE PROGRAM

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 60% of the aggregate number of shares of common stock issued by the Fund. During the current fiscal year, the Shares continued to experience a period of limited liquidity and/or trading at a discount to their net asset value. Although the holders of the Shares do not have the right to redeem their Shares inasmuch as the Fund is closed-ended, the Fund may, at its sole discretion, effect repurchases of Shares in the open market, in an attempt to increase the liquidity of the Shares as well as reduce any market discount from their corresponding net asset value. There is no assurance that, if such action is undertaken, it will result in the improvement of the Shares’ liquidity or reducing any such market discount. Moreover, while such undertaking may have a favorable effect on the market price of the Shares, the repurchase of the Shares by the Fund will decrease the Fund’s total assets and therefore, have the effect of increasing the Fund’s expense ratio.

Repurchases by the Fund must be conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the OCFI and procedures adopted by the Fund’s Board of Directors to address potential conflicts of interest with affiliated broker-dealers Popular Securities and UBS Financial Services Incorporated of Puerto Rico. Among other things, such regulation and procedures require that to the extent that various sellers indicate interest in selling shares of the Fund, it will purchase such shares starting with the lowest offered price and in the following order of priority for each price: (1) individual and corporate investors, irrespective of the broker-dealer that serves as record owner of the shares to be repurchased; (2) the trading desks of Puerto Rico broker-dealers which are unaffiliated with the Fund; and (3) the trading desk of Popular Securities and UBS Financial Services Incorporated of Puerto Rico. If sellers offer more shares for repurchase than the Fund is able to accept at any particular price for a particular level of priority, repurchase offers will be accepted on a pro-rata basis within that particular level of priority. Additionally, to the extent that Popular Securities or UBS Financial Services Incorporated of Puerto Rico elects to offer the Fund’s shares of Common Stock for repurchase from its respective securities inventory, it must do so at its corresponding offer price per share reported to the public.

The Fund’s Share Repurchase Program is implemented on a discretionary basis, under the direction of the Investment Adviser. All repurchase activity, if any, during the fiscal year is disclosed in the Annual Report to Shareholders attached hereto. The undertaking of a repurchase program does not obligate the Fund to purchase specific amounts of shares.

For the fiscal year ended June 30, 2021, the Fund did not repurchase any shares. Since the program’s inception, the Fund has repurchased 6,875,645 shares of common stock in the open market with a net asset value of $31,704,368 and a cost of $28,129,812, which represent 11.78% of the total assets of the Fund as of January 31, 2014 (net of shares acquired for dividend reinvestment purposes and which remain outstanding).

GLOSSARY OF MUTUAL FUND TERMS

Bond - Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Realized Gain (Loss) - The profit (loss) from the sale of securities. Realized gains are paid to fund shareholders on a per share basis. When a gain distribution is made, the fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Dividend - A per share distribution of the income earned from the fund’s portfolio holdings. When a dividend distribution is made, the fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Interest Rate Swap - An agreement to exchange one interest rate stream for another. No principal changes hands.

Investment Adviser - An investment professional who is responsible for managing a portfolio’s assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

Leverage - Vehicle used by the Fund to increase the amounts available for investment through the issuance of commercial paper or repurchase agreements transactions.

Long-Term - An investment with a maturity greater than one year.

Mutual Fund - A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

Net Asset Value (NAV) Per Share - The NAV per share is determined by subtracting a fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

Offering Price - The offering price of a share of a mutual fund is the price at which the share is sold to the public.

Repurchase Agreements - Transactions in which the Fund sells securities to a bank or dealer, and agrees to repurchase them at a mutually agreed date and price.

Short-Term - An investment with a maturity of one year or less.

Total Investment Return - The change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio - The turnover ratio represents the fund’s level of trading activity. A fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the fund’s average monthly assets.

Yield - The annualized rate of income as measured against the current net asset value of fund shares.

Puerto Rico Residents Tax-Free Fund VI, Inc.	June 30, 2021

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information.

			For the year ended June 30, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value, beginning of the period	$4.92
Operating	(a)	Net investment income	0.19
Performance:	(a)	Net realized gain and change in unrealized appreciation on investments	0.19
		Total from investment operations	0.38
		Less: dividends from net investment income applicable to common shareholders	(0.18)
		Discount on repurchase of common stock	-
		Net asset value, end of the period	$5.12

	(h)	Market value, end of the period	$3.44

Total Investment	(b)	Based on market value per share	15.34%
Return: (g)		Based on net asset value per share	10.26%

Ratios: (c)	(d)	Gross expenses to average net assets applicable to common shareholders	1.68%
	(d)	Expenses to average net assets applicable to common shareholders - net of waived fees	0.96%
	(e)	Gross operating expenses to average net assets applicable to common shareholders	1.62%
		Interest and leverage related expenses to average net assets applicable to common shareholders	0.06%
		Gross net investment income to average net assets applicable to common shareholders	3.04%
	(f)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.76%

Supplemental		Net assets applicable to common shares, end of year (in thousands)	$98,564
Data:		Portfolio turnover	0.00%
		Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage backed securities paydowns	0.00%

	(a)	Based on weekly average outstanding common shares of 19,254,024 for the year ended June 30, 2021.
	(b)	The return is calculated based on market values provided by UBS Financial Services Incorporated of Puerto Rico, a dealer of the Fund’s shares and an affiliated party.
	(c)	Based on average net assets attributable to common shares of $96,621,591 for the year ended June 30, 2021.
	(d)	“Expenses” include both operating and interest and leverage related expenses.
	(e)	“Operating expenses” represents total expenses excluding interest and leverage related expenses.
	(f)	The effect of the expenses waived for the year ended June 30, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.72%.
	(g)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
	(h)	End of period market values are provided by UBS Financial Services Incorporated of Puerto Rico, a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund in an over-the-counter market.

The accompanying notes are an integral part of these financial statements.

Puerto Rico Residents Tax-Free Fund VI, Inc.	June 30, 2021

SCHEDULE OF INVESTMENTS

Principal Outstanding Amount					Coupon	Maturity Date	Fair Value

Puerto Rico Fannie Mae Taxable - 0.27% of net assets applicable to common shares, total cost of $245,306

$152,687	+			FNMA (POOL 504143)	8.00%	07/01/29	$167,026
92,619	+			FNMA (POOL 504156)	8.00%	08/01/29	98,179

							265,205

Puerto Rico GNMA Taxable - 0.04% of net assets applicable to common shares, total cost of $37,964

32,683	**			GNMA P&I (POOL 487554)	7.00%	07/15/29	33,028
5,281	**			GNMA P&I (POOL 508646)	7.00%	07/15/29	5,349

							38,377

Face Amount

Puerto Rico Agencies - 0.59% of net assets applicable to common shares, total cost of $994,834

1,095,000	@	(1)	^	PUERTO RICO HIGHWAYS TRANSPORTATION AUTHORITY - TRANSPORTATION REVENUE BOND (SERIES K)	5.00%	07/01/30	580,350

Principal Outstanding Amount

Puerto Rico Tax Exempt Notes - 0.11% of net assets applicable to common shares, total cost of $109,666

50,951			(3)	COMMUNITY ENDOWMENT, INC. - COLLATERALIZED BY GN514609	7.00%	09/15/29	52,361
38,560			(3)	COMMUNITY ENDOWMENT, INC. - COLLATERALIZED BY GN514615	7.00%	09/15/29	39,142
18,168			(3)	COMMUNITY ENDOWMENT, INC. - COLLATERALIZED BY FN536024	8.50%	05/01/30	19,671
1,985			(3)	COMMUNITY ENDOWMENT, INC. - COLLATERALIZED BY FN536042	8.00%	09/01/30	2,270

							113,444

Face Amount

Puerto Rico Government Instrumentalities Tax Exempt Notes - 65.73% of net assets applicable to common shares, total cost of $76,021,401

1,735,000	@	(1)	^^	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-l	4.50%	07/01/34	1,921,759
880,000	@	(1)	^^	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-l	4.55%	07/01/40	999,366
8,930,000	@	(1)	^^	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-2	4.33%	07/01/40	10,008,833
18,507,000	@	(1)	^^	PUERTO RICO SALES TAX FINANCING CORPORATION - CAPITAL APPRECIATION RESTRUCTURED SERIES A-l	0.00%	07/01/46	6,086,231
17,923,000	@	(1)	^^	PUERTO RICO SALES TAX FINANCING CORPORATION - CAPITAL APPRECIATION RESTRUCTURED SERIES A-l	0.00%	07/01/51	4,269,277
268,000	@	(1)	^^	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-2	4.54%	07/01/53	300,803
6,452,000	@	(1)	^^	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-l	4.75%	07/01/53	7,329,724
19,690,000	@	(1)	^^	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-l	5.00%	07/01/58	22,695,029
7,281,000	@	(1)	^^	PUERTO RICO SALES TAX FINANCING CORPORATION - RESTRUCTURED SERIES A-2	4.78%	07/01/58	8,292,149
3,000,000	@	(1)(2)	^^^	EMPLOYEES RETIREMENT SYSTEM OF THE GOVERNMENT OF THE COMMONWEALTH OF PR - SENIOR PENSION FUNDING BONDS (SERIES A)	6.15%	07/01/38	371,250
1,875,000	@	(1)(2)	^^^	EMPLOYEES RETIREMENT SYSTEM OF THE GOVERNMENT OF THE COMMONWEALTH OF PR - SENIOR PENSION FUNDING BONDS (SERIES B)	6.30%	07/01/38	232,031
5,235,000	@	(1)(2)	^^^	EMPLOYEES RETIREMENT SYSTEM OF THE GOVERNMENT OF THE COMMONWEALTH OF PR - SENIOR PENSION FUNDING BONDS (SERIES A)	6.20%	07/01/39	647,831
5,800,000	@	(1)(2)	^^^	EMPLOYEES RETIREMENT SYSTEM OF THE GOVERNMENT OF THE COMMONWEALTH OF PR - SENIOR PENSION FUNDING BONDS (SERIES A)	6.20%	07/01/40	717,750
2,675,000	@	(1)(2)	^^^	EMPLOYEES RETIREMENT SYSTEM OF THE GOVERNMENT OF THE COMMONWEALTH OF PR - SENIOR PENSION FUNDING BONDS (SERIES B)	6.55%	07/01/55	331,031
4,675,000	@	(1)(2)	^^^	EMPLOYEES RETIREMENT SYSTEM OF THE GOVERNMENT OF THE COMMONWEALTH OF PR - SENIOR PENSION FUNDING BONDS (SERIES B)	6.55%	07/01/58	578,531

							64,781,595

US Government Sponsored Entities - 43.42% of net assets applicable to common shares, total cost of $34,074,892

1,650,000		#		FEDERAL FARM CREDIT BANK	5.20%	02/06/26	1,975,824
2,365,000		#		FEDERAL FARM CREDIT BANK	5.70%	10/25/27	3,034,413
8,300,000		#		FEDERAL FARM CREDIT BANK	6.18%	11/06/28	11,209,507
1,000,000	@			FEDERAL HOME LOAN BANK BONDS	4.00%	08/09/33	1,003,945
17,385,000		#		FEDERAL HOME LOAN BANK BONDS	5.50%	07/15/36	25,572,083

							42,795,772

US Municipal Obligations - 6.69% of net assets applicable to common shares, total cost of $5,000,000

5,000,000	@			STATE OF ILLINOIS GENERAL OBLIGATION BONDS - TAXABLE BUILD AMERICA BONDS SERIES 2010-4	7.10%	07/01/35	6,596,824

				Total investments (116.85% of net assets applicable to common shares)			115,171,567
				Liabilities minus other assets (-16.85% of net assets applicable to common shares)			(16,267,990)

				Net Assets attributable to common shares - 100%			$98,903,577

The accompanying notes are an integral part of these financial statements.

Puerto Rico Residents Tax-Free Fund VI, Inc.	June 30, 2021

SCHEDULE OF INVESTMENTS	(concluded)

Principal Outstanding Amount		Coupon	Maturity Date	Fair Value
Securities sold under agreements to repurchase – 18.40% of net assets applicable to common shares

$7,574,000	REPURCHASE AGREEMENT WITH JPMORGAN- Collateralized by: US Government Sponsored entity with a fair value of $3,200,787; 6.18% with a maturity date of 11/06/28 US Government Sponsored entity with a fair value of $4,706,970; 5.50% with a maturity date of 7/15/36	0.15%	07/06/21	$7,574,000

679,000	REPURCHASE AGREEMENT WITH SOUTH STREET- Collateralized by: US Government Sponsored entity with a fair value of $723,640; 5.70% with a maturity date of 10/25/27 US Government Sponsored entity with a fair value of $294,186; 5.70% with a maturity date of 10/25/27	0.30%	07/13/21	679,000

9,465,000	REPURCHASE AGREEMENT WITH JPMORGAN- Collateralized by: US Government Sponsored entity with a fair value of $3,241,303; 6.18% with a maturity date of 11/06/28 US Government Sponsored entity with a fair value of $778,355; 5.20% with a maturity date of 2/06/26 US Government Sponsored entity with a fair value of $5,883,712; 5.50% with a maturity date of 7/15/36	0.13%	07/14/21	9,465,000

416,000	REPURCHASE AGREEMENT WITH GOLDMAN SACHS- Collateralized by: US Government Sponsored entity with a fair value of $441,278; 5.50% with a maturity date of 7/15/36	0.22%	07/27/21	416,000

	Total securities sold under agreements to repurchase			$18,134,000

**

Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

+

Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

#	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.
@	Security may be called before its maturity date.
(1)

Revenue Bonds- issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These Bonds are not an obligation of the Commonwealth of Puerto Rico.

(2)	The bonds are limited, non-recourse obligations of the employees retirement system payable solely from, and secured solely by, employer contributions made after the date of issuance of the bonds.
(3)

Community Endowment - These obligations are collateralized by Mortgage-Backed Securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

^	Puerto Rico Highways Transportation Authority defaulted on its July 1, 2017 interest payment. For this reason, this security has not accrued interest income since June 1, 2017.
^^	These securities are the exchanged bonds under the COFINA’s Third Amended Plan of Adjustment (the “Plan”).
^^^	Employees Retirement System (“ERS”) securities are not accruing interest income. These bonds are under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”).

The accompanying notes are an integral part of these financial statements.

Puerto Rico Residents Tax-Free Fund VI, Inc.	June 30, 2021

STATEMENT OF ASSETS AND LIABILITIES

Assets:	Investment in securities:
	Securities pledged as collateral under Agreements to repurchase, at fair value (cost - $15,275,661)	$19,270,231
	Other securities, at fair value (cost - $101,208,402)	95,901,336	$115,171,567
	Cash and cash equivalents		247,874
	Interest receivable		1,860,024
	Other assets		6,930
	Total assets		117,286,395

Liabilities:	Securities sold under repurchase agreements - unaffiliated (cost - $18,134,000)		18,134,000
	Payables:
	Interest	813
	Investment advisory fees	23,976
	Administration fees	14,385
	Dividend payable	288,815
	Directors fees	12,000	339,989
	Accrued expenses and other liabilities		248,818
	Total liabilities		18,722,807

Net Assets Applicable to Common Shares:			$98,563,588

Net Assets	Paid-in capital - $0.01 par value, 98,000,000 shares authorized, 19,254,323 issued and outstanding		$215,363,447
Consist of:	Accumulated deficit		(116,799,859)
	Net assets applicable to common shares		$98,563,588

	Net asset value applicable to common shares - per share; 19,254,323 shares outstanding		$5.12

The accompanying notes are an integral part of these financial statements.

Puerto Rico Residents Tax-Free Fund VI, Inc.

STATEMENT OF OPERATIONS

		For the year ended June 30, 2021

Investment income:	Interest	$4,557,012

Expenses:	Interest and leverage related expenses	61,033
	Investment advisory fees	868,323
	Administration fees	173,665
	Custodian and transfer agent fees	115,776
	Professional fees	158,729
	Insurance expense	117,468
	Directors’ fees and expenses	65,144
	Printing and shareholder reports	14,001
	Other	47,879

	Total expenses	1,622,018
	Waived investment advisory, custodian, and transfer agent fees	(694,658)

	Net expenses after waived fees	927,360

Net investment income:		3,629,652

Realized Gain (Loss) & Unrealized	Net realized loss on investments	(169,600)
Appreciation (Depreciation) on	Change in net unrealized appreciation on investments	3,865,262

Investments:	Total net gain on investments	3,695,662

	Net increase in net assets resulting from operations	$7,325,314

The accompanying notes are an integral part of these financial statements.

 Puerto Rico Residents Tax-Free Fund VI, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

		For the year ended June 30, 2021	For the year ended June 30, 2020

Increase (Decrease) in Net Assets:

Operations:	Net investment income	$3,629,652	$3,656,901
	Net realized loss on investments	(169,600)	(347,225)
	Change in net unrealized appreciation on investments	3,865,262	763,632
	Net increase in net assets resulting from operations	7,325,314	4,073,308

Distributions to Common
Shareholders From:	Dividends	(3,425,622)	(2,342,591)

Capital Shares	Reinvestment of dividends on common shares	1,782	2,745
Transactions:	Increase in net assets derived from common shares transactions	1,782	2,745

Net Assets:	Net increase in net assets attributable to common shares	3,901,474	1,733,462
	Balance at beginning of the year	94,662,114	92,928,652
	Balance at end of the year	$98,563,588	$94,662,114

The accompanying notes are an integral part of these financial statements.

 Puerto Rico Residents Tax-Free Fund VI, Inc.

STATEMENT OF CASH FLOWS

Increase (Decrease) in Cash		For the year ended June 30, 2021

Cash Provided by	Net increase in net assets from operations	$7,325,314
Operating Activities:
	Adjusted by:
	Calls and maturities of portfolio securities	2,135,250
	Proceeds from mortgage-backed securities paydowns	68,614
	Net realized loss on investments	169,600
	Restructuring expenses	(169,600)
	Change in net unrealized appreciation on investments	(3,865,262)
	Amortization and accretion of premiums and discounts on investments	(214,476)
	Decrease in interest and dividend receivables	9,136
	Increase in other assets	(32)
	Decrease in interest payable	(1,686)
	Increase in investment advisory fees payable	161
	Increase in administration, custodian, and transfer agent fees payable	96
	Increase in accrued expenses and other payables	114,683
	Total cash provided by operating activities	5,571,798

Cash Used in	Repurchase agreements related issuances	355,835,596
Financing Activities:	Repurchase agreements related repayments	(358,267,527)
	Dividends to common shareholders paid in cash	(3,383,723)
	Total cash used in financing activities	(5,815,654)

Cash:	Net decrease in cash and cash equivalents	(243,856)
	Cash and cash equivalents at beginning of period	491,730
	Cash and cash equivalents at end of period	$247,874

Cash Flow	Cash paid for interest and leverage related expenses	$62,719

Information:
	Non-cash activities:

	Dividends reinvested by common shareholders	$1,782

The accompanying notes are an integral part of these financial statements.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Note 1 - Reporting Entity and Significant Accounting Policies:

Puerto Rico Residents Tax-Free Fund VI, Inc. (formerly known as Puerto Rico Investors Tax-Free Fund VI, Inc. and hereinafter referred to as the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on February 25, 1998 and started operations on July 30, 1999.

The Fund’s investment objective is to achieve a high level of current income that, for the Puerto Rico investors, is exempt from Federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exception, by filing Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exception therefrom, in connection with any such offering. The Fund was required to change its corporate name and is now implementing certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The new name of the Fund is Puerto Rico Residents Tax-Free Fund VI, Inc.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At June 30, 2021, cash and cash equivalents consisted of a time deposit open account amounting to $247,874 with Banco Popular de Puerto Rico, which is an affiliated entity.

(b) Valuation of Investments - Investments included in the Fund’s financial statements have been stated at fair values as determined by Banco Popular de Puerto Rico, as the Fund’s administrator, with the assistance of the Investment Advisers (Refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services, which are approved by the Fund’s management and the Board of Directors, in accordance with the valuation methods set forth in the Governing Documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

(c) Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years.

(d) Statement of Cash Flows - The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e) Dividends and Distributions to Shareholders - Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion.

(f) Securities Sold under Agreements to Repurchase - Under these agreements, the Fund sells securities, receives cash in exchange and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g) Short and medium-term notes - The Fund has a short and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short and medium-term notes are issued from time to time in denominations of at least $1,000 maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by Banco Popular de Puerto Rico (the Custodian), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short-term or medium-term notes outstanding for the year ended June 30, 2021.

(h) Paydowns - Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. There were no realized gains or losses related to mortgage-backed securities paydowns for the year ended June 30, 2021 (See Note 11).

(i) Restructuring Expenses - Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(j) Other - Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected.

Note 2 – Fair Value Measurements:

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 – Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 – Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board of Directors of the Fund has delegated to the Valuation Committee, comprised of voting members of Popular Asset Management LLC, a subsidiary of Popular, Inc., and UBS Asset Managers of PR, a division of UBS Trust Company of PR, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

-	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;

-	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;

-	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;

-	Any PR taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community Endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of Obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

	Hierarchy

	Level 1	Level 2	Level 3	Balance 6/30/2021
Assets:
Mortgage Backed Securities:
Puerto Rico Fannie Mae Taxable	$-	$265,205	$-	$265,205
Puerto Rico GNMA Taxable	-	38,377	-	38,377
Puerto Rico Agencies	-	580,350	-	580,350
Puerto Rico Tax Exempt Notes	-	113,444	-	113,444
Puerto Rico Govt. Instrumentalities Tax Exempt Notes	-	64,781,595	-	64,781,595
US Govt. Sponsored Entities, State and Municipal Oblig.	-	42,795,772	-	42,795,772
US Municipal Obligations	-	6,596,824	-	6,596,824

Total	$-	$115,171,567	$-	$115,171,567

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of year-end there were no temporary cash investments.

Note 3 - Investment Advisory, Administrative, Custodian, Transfer Agency Arrangements, and Other Transactions with Affiliates:

Pursuant to separate Investment Advisory Agreements with UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and Popular Asset Management LLC, a subsidiary of Popular, Inc. (collectively, the “Investment Advisers”), the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.75% of the Fund’s average weekly gross assets, as defined in the agreement. For year ended June 30, 2021, the gross investment advisory fees amounted to $868,323. Total waived fees amounted to $578,882 for a net fee of $289,441. There will be no recoupment of these waived fees.

Banco Popular also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency Agreements. Under the terms of the Administration Agreement, Banco Popular provides facilities and personnel to the Fund for the performance of the administrator duties. The fees related to these services are calculated at an annual rate of 0.15% of the Fund’s average weekly gross assets. For the year ended June 30, 2021, the fee for such services amounted to $173,665. The fees related to Custody and Transfer Agency are calculated at an annual rate of 0.05%

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

each, of the Fund’s average weekly gross assets and amounted to $115,776 for the year ended June 30, 2021. Custody and Transfer Agency fees were waived in their entirety. There will be no recoupment of these waived fees.

Certain officers and directors of the Fund are also officers and directors of the Investment Advisers and/or their affiliates. The six independent directors of the Fund’s Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund’s audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the year ended June 30, 2021, the compensation expense for the six independent directors of the Fund was $65,144, of which $12,000 remain payable at year-end.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular and UBS Financial Services Incorporated of Puerto Rico (“UBS Puerto Rico”), or their affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

The total amount (in thousands) of other affiliated and unaffiliated transactions, listed by counterparty, during the year were as follows:

	Purchases	%	Sales of Portfolio Securities	%	Securities Sold under Agreements to Repurchase	%
UBS Puerto Rico	$-	-%	$-	-%	$125,411	35%
Unaffiliated	-	-%	-	-%	230,425	65%

Total	$-	-%	$-	-%	$355,836	100%

Note 4 - Capital Share Transactions:

Capital share transactions for the years ended June 30, 2021 and 2020 were as follows:

Common shares:	Dollar Amount
	2021	2020

Dividends reinvested by common shareholders	$ 1,782	$ 2,745

Increase in net assets derived from common shares transactions	$ 1,782	$ 2,745

	Shares Amount

Common shares:	2021	2020

Beginning balance	19,253,968	19,253,421
Shares issued due to reinvestment of dividends at net asset value	355	547

Ending balance	19,254,323	19,253,968

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Note 5 - Investment Transactions:

The cost of securities purchased and proceeds from sales, maturities/calls and paydowns of portfolio securities (in thousands), excluding short-term transactions, for the year ended June 30, 2021 were as follows:

	Purchases	Sales	Maturities / Calls	Paydowns

Puerto Rico Fannie Mae Taxable	$ -	$ -	$ -	$ 21
Puerto Rico GNMA Taxable	-	-	-	39
Puerto Rico Tax Exempt Notes	-	-	-	9
Puerto Rico Agencies	-	-	1,545	-
Puerto Rico Govt. Instrumentalities Tax-Exempt Notes	-	-	-	-
US Government Sponsored Entities	-	-	590	-
US Municipal Obligations	-	-	-	-

Total	$ -	$ -	$ 2,135	$ 69

Note 6 – Securities Sold under Agreements to Repurchase:

Weighted average interest rate at end of the year	0.15%
Maximum aggregate balance outstanding at any time during the year	$20,565,931

Average balance outstanding during the year	$18,942,602

Average interest rate during the year	0.23%

At June 30, 2021, interest rates on securities sold under agreements to repurchase ranged from 0.13% to 0.30% with maturities up to July 27, 2021. Some of the outstanding agreements to repurchase as of year-end may be called by the counterparty before its maturity date.

At June 30, 2021, investment securities with fair values amounting to $19,270,231 are pledged as collateral for securities sold under agreements to repurchase. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under agreements to repurchase amounted to $813 at June 30, 2021.

At June 30, 2021, the total value (in thousands) of securities sold to under agreements to repurchase were as follows:

Counterparty	Amount	%
Unaffiliated	$18,134	100%
Total	$18,134	100%

Note 7 – Short-Term and Long-Term Financial Instruments:

The fair market value of short-term financial instruments, which include $18,134,000 in securities sold under agreements to repurchase, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at June 30, 2021.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Note 8 – Credit Facilities:

The Fund has available with Banco Popular de Puerto Rico (an affiliate of the Investment Adviser) an uncommitted line of credit that is part of a credit facility extended to the Puerto Rico Investors Family of Funds and the Popular Family of Funds. The proceeds of the credit advances will be exclusively used by the Fund for short term funding needs arising from failed repurchase agreement transactions or cash shortfalls due to the non-receipt by the Fund of payments in the settlement process of transactions to which the Fund is a party. The Fund can obtain credit advances not to exceed the lesser of $45,000,000 or ten percent (10%) of Banco Popular’s capital stock and surplus, provided that the aggregate sum of all outstanding balances under all credit facilities never exceed $200,000,000. Interest on the unpaid balance of each credit advance accrues at a rate of 2.25% over the LIBOR Rate and will be payable on the dates set forth in each credit facility note. As of June 30, 2021, the Fund had no outstanding balance and had the complete credit facility available for drawing, subject to the limitations described above.

Note 9 – Concentration of Credit Risk:

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At June 30, 2021, the Fund had investments with an aggregate market value of $64,781,595 which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government nor the PR Government. Also, at June 30, 2021, the Fund had investments with market values of $16,219,744, $26,576,028, and $6,596,824, which were each issued by one issuer located in the United States of America and are not guaranteed by the U.S. Government.

As stated in the Prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

Note 10 – Investment and Other Requirements and Limitations:

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of Common Stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of Common Stock) as well as any time the Fund repurchases any shares of Common Stock, in each case after giving effect to such repurchase of shares of Common Stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem the Notes as needed to maintain such asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Note 11 – Reconciliation between Net Investment Income and Distributable Net Investment Income for Tax Purposes and Net Realized Loss on Investments and Net Realized Loss on Investments for Income Tax Purposes:

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$ 3,629,652
Reclassification of realized gain (loss) on securities’ paydowns	-

Distributable net investment income for tax purposes	$ 3,629,652

Net realized loss on investments	$ (169,600)
Reclassification of realized gain (loss) on securities’ paydowns	-

Net realized loss on investments, for tax purposes	$ (169,600)

The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at June 30, 2021 were as follows:

Undistributed net investment income, beginning of the year	$ 2,309,061
Distributable net investment income for the year	3,629,652
Dividends	(3,425,622)

Undistributed net investment income, end of the year	$ 2,513,091

Accumulated net realized loss on investments, beginning of the year	$(117,830,854)
Net realized loss on investments for the year	(169,600)

Accumulated net realized loss on investments, end of the year	$(118,000,454)

Note 12 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

Note 13 – Risks and Uncertainties:

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

PUERTO RICO RESIDENTS TAX-FREE FUNDS IV, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. The current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”) have downgraded the general obligation bonds (“GOs”) of the Commonwealth of Puerto Rico (the “Commonwealth”) as well as the obligations of certain Commonwealth agencies and public corporations, including the Employees Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS”), on numerous occasions. Fitch downgraded the GOs to “D” (default) and its ratings for the Commonwealth as a bond issuer, to “RD” on July 6, 2016, and for ERS to “D” on July 20, 2017, respectively. S&P had previously downgraded ERS, to “C” on September 10, 2015, and subsequently the GOs, to “D” (default) on July 7, 2016, and the debt ratings for the Government Development Bank for Puerto Rico, to “D” (default) on September 8, 2016. Moody’s downgraded ERS, to “C” on April 5, 2017, and the GOs, to “Ca” on October 11, 2017. No ratings have been issued on the newly issued exchange bonds by the Puerto Rico Sales Tax Financing Corporation (“COFINA”), as described below.

On June 30, 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) created the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) with broad powers designed to help the Commonwealth of Puerto Rico (the “Commonwealth”) balance its finances, restructure its debt, and ensure a return to the financial markets. As of May 1, 2017, the Oversight Board had filed five (5) petitions to commence cases under Title III of PROMESA in the U.S. District Court for the District of Puerto Rico (the “District Court”) with respect to all debt issued by the following: the Commonwealth; the Puerto Rico Sales Tax Financing Corporation (“COFINA”); the Employees Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS”); the Puerto Rico Highways and Transportation Authority; and the Puerto Rico Electric Power Authority (“PREPA”).

In the COFINA Title III case, the Puerto Rico Fiscal Agency and Financial Advisory Authority (known by its Spanish initials “AAFAF”), the Oversight Board, and certain COFINA credit parties entered into a Plan Support Agreement, which provided for the apportionment of Puerto Rico’s sales and use tax between the Commonwealth and COFINA and the restructuring of COFINA’s debt and served as the basis for a plan of adjustment for the COFINA debt. COFINA’s Third Amended Plan of Adjustment (the “Plan”) was approved by the District Court on February 4, 2019 and went effective on February 12, 2019. The net realized loss attributable to the COFINA bond restructuring reflected in the 2019 financial statements was recognized in the amount of $2,262,892.

On May 15, 2019, COFINA entered into a closing agreement with the IRS in which the IRS permits COFINA to make certain allocations with respect to the use of proceeds of such series of bonds, and upon their exchange for a new sub-series, interest (other than pre-issuance accrued interest) thereon will be excluded from gross income for federal income tax purposes under Section 103 of the U.S. Internal Revenue Code. The COFINA bond exchange transaction was consummated on August 1, 2019, whereby the Fund exchanged its qualifying series of COFINA newly-issued bonds for a new series of bonds exempt from taxation under Section 103 of the U.S. Internal Revenue Code.

In the ERS Title III case, on August 17, 2019, the District Court dismissed an action seeking declaratory relief regarding the validity of ERS bondholders’ liens and security interests in certain collateral, ruling against the ERS bondholders and determining, among other things, that they did not possess a perfected security interest in the ERS bondholders’ collateral, and that any security interest held by the ERS bondholders in the ERS collateral was invalid and unenforceable. On January 30, 2019, the Circuit Court reversed the District Court’s order and remanded to the District Court for further

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

proceedings. Subsequently, on June 28, 2019, the District Court resolved the issue of whether the security interest of the ERS bondholders attached to revenues received by ERS during the post-petition period, ruling that ERS bondholders were not entitled to continued payment in bankruptcy, inasmuch as the bonds’ revenues weren’t protected “special revenues” under Section 928 of the U.S. Bankruptcy Code and the Bondholders did not have a security interest in future employer contributions because they were not “property” or “proceeds of such property” under Section 552(b)(1). On March 9, 2021, the Oversight Board and certain ERS bondholders executed for, among other things, the allowance of claims of ERS bondholders, the stay of all pending ERS litigation, and providing for the treatment of claims of ERS bondholders. An amended and restated stipulation was filed with the District Court on April 2, 2021. The amended and restated stipulation contemplates that, within thirty (30) calendar days, the Oversight Board will file a third amended Plan of Adjustment and corresponding disclosure statement, which provides, among other things, that (i) the aggregate ERS proof of claim will be deemed allowed in an aggregate amount of $3,168,698,776; (ii) all holders of allowed claims with respect to the ERS bonds will receive, without setoff or deduction for taxes, their pro-rata share of $373,000,000.00 in cash distributions as well as interests in a trust the sole assets of which will be a certain ERS private equity portfolio; and (iii) the ERS bondholders who were parties to such amended and restated stipulation will receive, without setoff or deduction for taxes, their pro rata share (based on such ERS bondholder’s holdings as of the date of such amended and restated stipulation) of $75,000,000.00 in cash distributions.

On July 24, 2019, the District Court issued an order which stayed a substantial portion of the adversary proceedings and contested matters with respect to the Puerto Rico government debtors currently in Title III of PROMESA. This stay had been extended on various occasions and was most recently ordered to remain in effect through April 16, 2021 for avoidance actions, unless otherwise extended by the District Court. As to the adversary proceedings and contested matters related to the government bonds, the stay was lifted for some specific issues related to the validity of the bonds and the scope of their security. The rest of the issues will remain stayed until final approval of a Plan of Adjustment. Subject to certain exceptions, parties to any stayed proceedings or contested matters have been ordered to participate in discussions and communications to address potentially overlapping key issues; identify the issues that must be litigated or otherwise resolved to achieve confirmation of a plan of adjustment for each of the debtors in the respective Title III proceedings; and develop efficient approaches to the resolution of each such issues.

On March 8, 2021, the Oversight Board announced that it filed an amended Plan of Adjustment (the “2021 Plan”) with the District Court, to restructure approximately $35 billion of debt and other claims against the Commonwealth, the Public Buildings Authority (“PBA”), and ERS, and more than $50 billion of pension liabilities. The 2021 Plan reduces Puerto Rico’s debt and debt service payments from the government’s contractual obligations and the previous Plan of Adjustment filed in February 2020. The terms of the 2021 Plan reflect the cumulative effects of the COVID-19 pandemic, the ongoing recession, and a series of natural disasters over the last several years on Puerto Rico and its economy. The 2021 Plan includes three support agreements: the agreement with GO and PBA bondholders reached on February 2021, the agreement with the Official Committee of Retirees (“COR”), and the agreement with the Public Servants United of Puerto Rico (“SPU”) / American Federation of State, Country and Municipal Employees (“AFSCME”) Council 95 to protect pensions for the long-term and secure collective bargaining agreements. The 2021 Plan’s main elements involve the restructuring of the debt of the central government, PBA, and ERS; claims against the Commonwealth based on revenues historically and conditionally appropriated to certain instrumentalities; and general unsecured claims against the Commonwealth, PBA, and ERS.

The 2021 Plan reduces the outstanding Commonwealths debt and other claims by almost 80%, from $35 billion to $7.4 billion in new GO debt. The 2021 Plan ensures annual debt service of less than 8% of fiscal year 2020 own-source revenues by reducing the maximum annual debt service from as much as $4.2 billion to $1.15 billion, making as much as $3 billion per year available for the services needed by the people of Puerto Rico. The 2021 Plan reduces the Commonwealth’s total debt service payments (including COFINA senior bonds) by more than 60%, from $90.4 billion to $34.1 billion, saving Puerto Rico almost $60 billion in debt service payments. The 2021 Plan also includes the agreements

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

the Oversight Board previously reached with COR and a group of current government employees represented by SPU/AFSCME Council 95.

The COR agreement restructures pension liabilities to enable their sustainability in the long-term, while ensuring more than 80% of current and future retirees see no reduction. In financial terms, the retirees, as a creditor group, receive a recovery rate on their claims against the Commonwealth of over 95%, the largest recovery of all creditor groups. This agreement includes a flat 8.5% pension cut with a floor so that no one will have their total monthly retirement benefits reduced below $1,500. Further, the agreement would establish an independently managed pension reserve trust for the PayGo pension system to support payment of pensions over the next 30 years. Finally, the envisioned pension reductions can be restored if government finances outperform the Certified Fiscal Plan by $100 million or more in any given year; 10% of the excess would be allocated to retirees to offset the pension cut.

The SPU/AFSCME agreement ensures that collective bargaining agreements will remain in effect for five (5) years following the plan’s effective date, reflecting labor terms in the Certified Fiscal Plan and increased employer contributions to the medical plan set at $170 per month, rather than the $125 provided in the Certified Fiscal Plan. Up to $1.5 billion of employees’ contributions to Sistema 2000 would be returned in full to participants along with any interest credits the contributions would have accrued before Puerto Rico’s bankruptcy. If government finances outperform the Certified Fiscal Plan by $100 million or more in any given year, 25% of the excess would be allocated to eligible employees, incentivizing employees to help the government work more efficiently.

Holders of over $13 billion of bonds have now signed on to the GO and PBA Plan Support Agreement, representing more than 70% of aggregate GO and PBA claims.

Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income and its ability to declare and pay dividends in the future.

As of the date hereof, the outbreak of the novel and highly contagious form of COVID-19, which the World Health Organization declared a “Public Health Emergency of International Concern”, continues. The outbreak has resulted in and may continue to result in numerous illnesses and deaths. It has also severely impacted global commercial activity and contributed to significant volatility in equity and debt markets. The development of various vaccines has allowed the countries of the world to relax the quarantines, curfews, prohibitions on travel and closure of selected business activity. However, the pace of vaccination around the globe is very uneven. The new, more contagious, Delta variant has also caused many countries to re-assess the pace of the re-opening of the full economy. In Puerto Rico, Governor Pierluisi lifted most restrictions on economic activity.

The disruption in supply chains continues to have an adverse effect on transportation, travel, tourism and entertainment, among others. The long-term effect on the economy and inflation is being debated. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S., Puerto Rico, or world economies.

Note 14 – Subsequent Events:

On July 29, 2021, the Board of Directors declared an ordinary net investment income dividend of $0.015000 per common share, totaling $288,817 which was paid on August 10, 2021 to common shareholders of record as of July 30, 2021.

The Fund has performed an evaluation of events occurring subsequent to June 30, 2021 through August 30, 2021, which is the date the financial statements were available to be issued. Management has determined that there were no events

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.	JUNE 30, 2021

NOTES TO FINANCIAL STATEMENTS

occurring in this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of the Puerto Rico Residents Tax-Free Fund VI, Inc. (formerly known as Puerto Rico Investors Tax-Free Fund VI, Inc.)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2021, and the related statements of operations, changes in net assets, cash flows and financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at June 30, 2021, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended June 30, 2020, was audited by another independent registered public accounting firm whose report, dated September 18, 2020, expressed an unqualified opinion on that statement of changes in net assets.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Puerto Rico Residents Funds since 2021.

New York, New York

August 30, 2021

OTHER INFORMATION (Unaudited)

Change in Independent Auditors

On March 5, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended June 30, 2020 and June 30, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended June 30, 2020 and June 30, 2019 and the subsequent interim period through March 5, 2021 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about July 20, 2021, the Fund engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the Fund’s fiscal year ended June 30, 2021. The decision to select EY was recommended by the Funds’ Audit Committee and was approved by the Fund’s Board of Directors on May 13, 2021.

During the two years ended June 30, 2020 and June 30, 2019 and during the subsequent interim period through July 20, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended June 30, 2020 and June 30, 2019.

EY, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending June 30, 2021. EY has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the SEC.

Management of the Fund (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge upon request, by calling the Fund at 787-764-1788.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Independent Directors
Enrique Vila del Corral (75) ****	Chairman of the Board	Director since inception	Private investor; managing partner of various special partnerships involved in real estate development and Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm.	10 funds	None
J. Gabriel Pagán Pedrero (67)*****	Director	Director since inception	President of West Indian Products Corporation; Vice President of Commercial Adolfo S. Pagán, Inc.; Director of Construction Material Merchants’ Association and Director of Museum of Contemporary Art.	7 funds	None
Luis M. Pellot (72)***	Director	Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	25 funds consisting of 36 portfolios	None
Carlos Nido (56)***	Director	Director since 2009	President Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC that has produced feature films Los Domirriqueños 1 & 2, Una Boda en Castañer, Sanky Panky 3, Vico C, la vida del filósofo, Marcelo and Nicky Jam “El Ganador”. From 2007 to 2015 Senior Vice President of Sales at GFR Media LLC. Prior to that he Senior Vice President of Sales & Marketing at El Nuevo Dia from 2003 to 2007. From 1999 to 2003 he was President and founder of Virtual, Inc. and ZonaNetworks. From 1997 to 1999, Mr. Nido was the President of Editorial Primera Hora. Since 1991 he served in various positions for El Nuevo Día, he was Treasurer in charge of Credit, Collections, and investments and headed New Business Development & Strategic Planning for the company. While at El Nuevo Día, Mr. Nido coordinated City View Plaza, a two phase office real estate development. During 1990 he was a special assistant to the President of Government Development Bank for Puerto	25 funds consisting of 36 portfolios	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Rico and from 1987 to 1990 as Associate in the investment bank CS First Boston. He holds a Bachelors Degree in Business Administration from Indiana University and a Master’s Degree in Finance from the University of Michigan. Mr. Nido is a board member of the following organizations: Grupo Ferré Rangel, GFR Media, LLC., the UBS Puerto Rico family of Mutual Funds, B. Fernandez & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.
Jorge I. Vallejo (66)****	Director	Director since 2010	Managing Partner of Vallejo & Vallejo since 1992 and Partner of various special partnerships involved in real estate development.	10 funds	None
Clotilde Pérez (69)***	Director	Director since 2013	Partner of Infogerencia, Inc. since 1985; Vice President Corporate Development Officer of V. Suárez & Co., Inc. since 1999; Member of the Board of Trustees of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former member of the Board of Directors of Grupo Guayacán, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacán, Fund of Funds Family.	25 funds consisting of 36 portfolios	None
Officers
Leslie Highley, Jr. (74)	Co-President	Co-President and Chief Executive Officer since 2021	Managing Director of UBS Trust PR since 2006; Executive Vice President of UBS Trust PR since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax-Free Family of Funds since 1995; Member of the Boards of Directors of the Fund from 2009 to February 2013; President of Dean Witter Puerto Rico, Inc.	N/A	None
Javier Rubio-Robles (60)	Co-President	Co-President since 2021	Senior Vice President of Banco Popular de Puerto Rico and Manager of Banco Popular’s Fiduciary Services Division since 2007; Executive Vice President, Central Hispano International, Inc. from 1993 to 1996.	N/A	None
José González-Pagán (43)	Treasurer	Treasurer since 2014	Vice President of Banco Popular and Manager of the Mutual Funds Administration Group since 2014 and Manager of the Popular Fiduciary Services Division since 2019.	N/A	None
Luis Aníbal Avilés (57)	Secretary	Secretary since 2019	Attorney, Professor of Law, University of Puerto Rico School of Law since 2008.	N/A	None
José Chang (58)	Chief Compliance Officer	Since 2007	Mr. Chang has been Banco Popular’s Chief Compliance Officer for the Popular Family of Funds and Puerto Rico Residents Tax-Free Funds and a Manager and Vice President of Popular’s Corporate Compliance Division since 2007. Mr. Chang is currently the Manager and Vice President of Popular’s Corporate Financial Compliance and has been with Banco Popular since 2001.	N/A	None

*

The address of the Officers, except for Messrs. Highley and Avilés, is Banco Popular Center, Suite 1112, 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. Mr. Highley’s address is UBS Financial Services Incorporated of Puerto Rico, Penthouse Floors, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and Mr. Avilés’ address is University of Puerto Rico School of Law, 7 Universidad Avenue, San Juan, Puerto Rico 00925.

**

Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is elected by and serves at the pleasure of the Board.

***

The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Residents, Fund Puerto Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond III for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity. Fund for Puerto Rico Residents, Inc.: U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC,.

****

The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”); and Popular High Grade Fixed-Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the Co-Advised Family of Funds, the “Affiliated Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC. The Popular Family of Funds is managed by Popular Asset Management LLC.

*****

The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC.

Shareholder Meeting

The Annual Meeting of Shareholders was held on October 27, 2020 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.         Election of Directors. The stockholders of the Fund elected Gabriel Pagán Pedrero, Clotilde Pérez and Jorge Vallejo to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2023 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Gabriel Pagán Pedrero	1,154,341	137,667
Clotilde Pérez	1,154,341	137,667
Jorge Vallejo	1,170,573	121,435

2.         Independent Auditors. The stockholders of the Fund ratified the selection of PricewaterhouseCoopers as the independent auditors of the Fund for the fiscal year ending 2021.

For	Against	Abstain
17,367,192	815,929	-

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Directors (the “Board”) of Puerto Rico Residents Tax Free Fund VI, Inc. (the “Fund”) met on May 19, 2021 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management and UBS Asset Managers of Puerto Rico, the Fund’s co-investment adviser (the “Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2020 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2020. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser derived from its relationship with the Fund for the fiscal year ended June 30, 2020 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

INVESTMENT ADVISERS	DIRECTORS AND OFFICERS

Popular Asset Management LLC	Enrique Vila del Corral
209 Muñoz Rivera Avenue Suite 1112	Chairman of the Board
San Juan, Puerto Rico 00918
Clotilde Pérez
UBS Trust Company	Director
of Puerto Rico
250 Muñoz Rivera Avenue	Gabriel Pagán Pedrero
San Juan, Puerto Rico 00918	Director
ADMINISTRATOR, TRANSFER AGENT	Carlos J. Nido
AND CUSTODIAN	Director

Banco Popular de Puerto Rico	Jorge I. Vallejo
Popular Fiduciary Services	Director
209 Muñoz Rivera Avenue
Popular Center, North Tower, 4th Floor	Luis M. Pellot
San Juan, Puerto Rico 00918	Director

PUERTO RICO LEGAL COUNSEL	Leslie Highley, Jr.
Co-President
Avilés Pagán Law Offices, PSC
261 Tanca Street, Sixth Floor	Javier Rubio
San Juan, Puerto Rico 00901	Co-President

U. S. LEGAL COUNSEL	José González
Treasurer
Sidley Austin, LLP
787 Seventh Avenue	Luis A. Avilés
New York, New York 10019	Secretary

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP
One Manhattan West
New York, New York 10001

Remember that:

•	Mutual Funds Shares are not bank deposits or FDIC insured.

•	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Incorporated of Puerto Rico or any of their affiliates.

•	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund” or “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	During the period covered by this report, there were no amendments to the Code.

(d)	During the period covered by this report, there were no waivers granted by the registrant to individuals covered by the Code.

(e)	Not Applicable.

(f)	The registrant’s Board of Directors adopted, effective May 19, 2021, a code of ethics described in 2(a) above. The Code is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)

(1) The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(2) The name of the audit committee financial expert is Mr. Enrique Vila del Corral. Mr. Vila del Corral has been deemed “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Prior to May 21, 2021, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On March 5, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended June 30, 2020 and June 30, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended June 30, 2020 and June 30, 2019 and the subsequent interim period through March 5, 2021 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

The Fund requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether PwC agrees with the statements contained above. A copy of the letter from PwC to the SEC is filed as an exhibit hereto.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund. The Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about July 20, 2021, the Fund engaged E&Y (“EY”) as its independent registered public accounting firm for the Fund’s fiscal year ended June 30, 2021. The decision to select EY was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Directors on May 13, 2021.

During the two years ended June 30, 2020 and June 30, 2019 and during the subsequent interim period through July 20, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended June 30, 2020 and June 30, 2019.

(a)        Audit Fees – The aggregate fees billed for professional services rendered by PwC for the audit of the registrant’s annual financial statements and for services that are normally provided by PwC in connection with statutory and regulatory filings for the fiscal years ended June 30, 2020 and June 30, 2021 were $4,160.46 and $52,870.14, respectively.

The registrant has not received any fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the period May 11, 2021 through June 30, 2021.

(b)        Audit Related Fees – During the fiscal years ended June 30, 2020 and June 30, 2021, the registrant was not billed by PwC for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant.

During the period May 11, 2021 through June 30, 2021, the registrant has not received any fees billed from E&Y for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant. These represent fees for services rendered to the registrant for 17f-2 security count procedures.

(c)        Tax Fees – The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended June 30, 2020 and June 30, 2021 were $15,602.57 and $7,871.42, respectively. These represent fees for services rendered to the registrant for review of tax returns for the fiscal year end June 30, 2019 and June 30, 2020 and the period July 1, 2020 through May 10, 2021.

During the fiscal years ended June 30, 2019 and June 30, 2020 and the period July 1, 2020 through May 10, 2021, no fees for tax compliance, tax advice, or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by PwC to the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant.

The registrant has not received any fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the period from May 11, 2021 through June 30, 2021.

During the period May 11, 2021 through June 30, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant.

(d)        All Other Fees - Prior to May 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. The registrant was billed by PwC for services related to these Procedures performed on a quarterly basis. For the fiscal year ended June 30, 2020 and June 30, 2021 the fees were $12,427.99 and $9,321.01, respectively. The registrant was not billed for any other products or services provided by PwC for the fiscal years ended June 30, 2019, June 30, 2020, and June 30, 2021, other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended fiscal years ended June 30, 2019 and June 30, 2020 and the period July 1, 2020 through May 10, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (d) above, were billed by PwC to the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant.

For the fiscal year ended June 30, 2021, the aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings were $59,985.

During the period May 11, 2021 through June 30, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by PwC to the registrant’s co-investment advisers or any other entity controlling, controlled by, or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant.

(e)(1)    The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended.

All the audit and tax services described above for which PwC billed the Fund fees for the fiscal years ended June 30, 2020 and June 30, 2021 were pre-approved by the Audit Committee. For the fiscal years ended June 30, 2020 and June 30, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

All the audit and tax services described above for which E&Y billed the Fund fees for the period May 11, 2021 through June 30, 2021 were pre-approved by the Audit Committee. For the period May 11, 2021 through June 30, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

(2)        Not applicable.

(f)        Not applicable.

(g)        There were no fees billed by PwC for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for fiscal years ended June 30, 2019 and June 30, 2020 and the period from July 1, 2020 through May 10, 2021.

There were no fees billed by E&Y for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for the period May 11, 2021 through June 30, 2021.

(h)        The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s co-investment advisers, and any entity controlling, controlled by or under common control with the registrant’s co-investment advisers that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Fund’s co-investment advisers the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s co-investment advisers, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Fund’s co-investment advisers’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund’s Chief Compliance Officer shall ensure that the Fund’s co-investment advisers have adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

1.        General

The Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2.        Delegation to the Fund’s Co-investment advisers

The Fund believes that the Fund’s co-investment advisers are in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Fund’s co-investment advisers are hereby delegated the following duties:

a)        to make the proxy voting decisions for the Fund, in accordance with the Fund’s co-investment advisers’s Proxy Voting Policy, except as provided herein; and

b)        to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent members of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Fund’ co-investment advisers Voting Policy no later than six (6) months after adoption by an Adviser.

3.        Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’ shareholders, on the one hand, and those of the Fund’ investment adviser, principal underwriter, or an affiliated person of the Fund, its co-investment advisers, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Fund’s co-investment advisers Voting Policy, provided such specific voting policy was approved by the Board.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of June 30, 2021:

Mr. Leslie Highley, Jr. and Mr. Javier Rubio are jointly responsible for the execution of specific investment strategies and day-to-day investment operations of the registrant. Each of Messrs. Highley and Rubio manages the Fund using a team of analysts and portfolio managers. The day-to-day operation of the registrant and the execution of its specific investment strategies is the primary responsibility of Messrs. Highley and Rubio, the designated portfolio managers of the registrant (the “Portfolio Managers”).

Mr. Highley manages several funds and portfolios. Mr. Highley is a Co-President of the registrant and Managing Director of UBS Trust Company of Puerto Rico. He has been Managing Director of UBS Trust Company of Puerto Rico since 2006; Executive Vice President of UBS Trust Company of Puerto Rico since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax-Free Family of Funds since 1995; President of Dean Witter Puerto Rico, Inc.

Mr. Rubio manages several funds and portfolios. Mr. Rubio is a Co-President of the registrant and President of Popular Asset Management, LLC. He is Senior Vice President of Banco Popular de Puerto Rico and Division Manager of Banco Popular de Puerto Rico’s Fiduciary Services Division since 2007. Mr. Rubio spent four years with Central Hispano International, Inc., an international banking entity in Puerto Rico, where he was an Executive Vice President. Prior to that, Mr. Rubio spent four years with the Investment Division of Banco Popular de Puerto Rico, where he was Second Vice President and Investment Portfolio Manager. Mr. Rubio has a BBA from the University of Puerto Rico, an MBA from the University of Michigan and holds the Chartered Financial Analyst designation.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of June 30, 2021.

(i) Name of Portfolio Manager	Type of Accounts	(ii) Total Number of Accounts Managed	Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	24	$2,281,884,168	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Javier Rubio	Registered Investment Companies	9	$590,513,448	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	4	$1,516,916,868	0	$0

As described above, the Portfolio Managers do manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the registrant’s co-investment advisers may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the registrant’s co-investment advisers believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the registrant’s co-investment advisers have adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The registrant’s co-investment advisers seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the registrant’s co-investment advisers has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the registrant’s co-investment advisers determine which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the registrant’s co-investment advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the registrant’s co-investment advisers may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the registrant’s co-investment advisers have an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The registrant’s co-investment advisers have adopted certain compliance procedures which are designed to address these types of among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)    Compensation. Mr. Highley’s compensation as Portfolio Manager consists primarily of base pay, an annual cash bonus and long-term incentive payments. Mr. Rubio’s compensation as Portfolio Manager consists of a combination of base salary, performance-based annual cash incentive bonus and fringe benefits.

UBS Trust Company of Puerto Rico

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the registrant’s co-investment advisers.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the registrant’s co-investment advisers’ policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the registrant’s co-investment advisers based on its operating earnings.

Popular Asset Management

The salary component is based on market data relative to similar positions within the industry, as well as the past performance, years of experience and scope of responsibilities of the individual.

An investment professional’s incentive compensation, including both the annual cash bonus, is largely drive by such person’s contribution to our goal of providing investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as such person’s qualitative contributions to the organization.

Deferred Compensation. Certain key employees of the registrant’s co-investment advisers, including certain portfolio managers, have received profits interests in the registrant’s co-investment advisers which entitle their holders to participate in the firm’s growth over time.

Retirement Plans and Arrangements.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4)    The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of June 30, 2021:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	$50,001- $100,000
Javier Rubio	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
July 2020	242	1.85	Not Applicable	Not Applicable
August 2020	284	1.85	Not Applicable	Not Applicable
September 2020	264	1.80	Not Applicable	Not Applicable
October 2020	278	2.25	Not Applicable	Not Applicable
November 2020	143	3.00	Not Applicable	Not Applicable
December 2020	195	3.12	Not Applicable	Not Applicable
January 2021	177	3.05	Not Applicable	Not Applicable
February 2021	195	3.21	Not Applicable	Not Applicable

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
April 2021	186	3.21	Not Applicable	Not Applicable

Repurchases by the Fund through May 14, 2021 were be conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions (“OCFI”) and procedures adopted by the Fund’s Board of Directors to address potential conflicts of interest with affiliated broker-dealer UBS Financial Services Incorporated of Puerto Rico. Future share repurchases must now be conducted in accordance with the provisions of the 1940 Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act).

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Although it has not done so, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Item 13. Exhibits.

(a)(1)    Code of Ethics is filed herewith.

(a)(2)     The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)    Not applicable.

(a)(4)     (i) Change in registrant’s independent registered public account firm.

 (ii) Letter from PricewaterhouesCoopersLLC.

(b)         Certifications pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are field herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

Date:	September 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ José González
José González
Treasurer

Date:	September 9, 2021